SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 13, 1996

                         Transworld Home HealthCare, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)



         1-11570                               13-3098275
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(Commission File Number)           (I.R.S. Employer Identification No.)


11 Skyline Drive, Hawthorne, New York                      10532
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(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code (914) 345-8880


                                Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On May 13, 1996, Joseph J. Raymond resigned as Chief Executive Officer of Transworld Home HealthCare, Inc. (the "Company"). The Company expects that
Mr. Raymond will remain as Chairman of the Board until August 15, 1996 in order to ensure an orderly transition of his responsibilities at which time he will become Chairman Emeritus. Mr. Raymond will also continue as a consultant to the Company until April 2000. The Company has appointed Robert W. Fine, the Company's current President and Chief Operating Officer as Acting Chief Executive Officer while it searches for a permanent replacement for Mr. Raymond. Mr. Fine will also retain the duties of President and Chief Operating Officer.










































































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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Transworld Home HealthCare, Inc.
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                                      (Registrant)


Date:  May 24, 1996      By:/s/ WAYNE A. PALLADINO
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                              Wayne A. Palladino
                              Senior Vice President and
                              Chief Financial Officer